Exhibit 10.13
[CopyTele Logo]
                                January 11, 2002



Futaba Corporation
629 Oshiba, Mobara-shi
Chiba-ken
297-8588, Japan

Attention:  Mr. Hiroaki Kawasaki

Dear Mr. Kawasaki:

                  CopyTele, Inc. and Futaba Corporation are parties to a Joint Cooperation Agreement for Field Emission Displays, dated as of June 13, 2001 (the "Agreement"), for the development and commercialization of Field Emission Display modules.

                  This is to confirm that Futaba will pay to CopyTele, within ten days of the date of this letter agreement, the sum of $3 million as part of the compensation payable by Futaba pursuant to Section 6.2 of the Agreement.

                  Pursuant to Section 1.8 of the Agreement, Futaba hereby adds Moscow Institute of Physics and Technology Center of Advanced Field Emission as its Associate under the Agreement.

                                   Sincerely,

                                   COPYTELE, INC.



                                    By:    /s/ Denis A. Krusos
                                         -------------------------------------
                                               Denis A. Krusos

                                    Title:  Chairman and C.E.O.
                                            ----------------------------------

Accepted and Agreed to:
FUTABA CORPORATION


By:    /s/ Hiroaki Kawasaki
     ---------------------------------------
           Hiroaki Kawasaki

Title:  Managing Director
        ------------------------------------

                              [CopyTele Letterhead]